Employee Benefits	12 Months Ended
Mar. 31, 2023
Employee Benefits [Abstract]
EMPLOYEE BENEFITS

Note 12 - EMPLOYEE BENEFITS

The Company has made the required employee benefit contributions in accordance with relevant rules and regulations in the PRC. Such contributions include funding for retirement insurance, unemployment insurance, medical insurance, work injury insurance and maternity insurance. The Company recorded the contributions in salary and employee charges at specified percentages of the salaries, bonuses and certain allowances of its employees, up to a maximum amount specified by the local government. The contributions, which were included in net income (loss) from discontinued operation in the accompanying consolidated statements of operations and comprehensive (loss) income, made by the Company were US$118,735, US$423,413 and US$435,689 for the years ended March 31, 2023, 2022 and 2021, respectively.